UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2013

MYR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-08325	36-3158643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Continental Towers 1701 Golf Road, Suite 3-1012 Rolling Meadows, IL	60008-4210
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (847) 290-1891

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On September 3, 2013, MYR Group Inc. (“MYR”) announced the establishment of district operations in Anchorage and Fairbanks, Alaska, through its subsidiary Sturgeon Electric Company, Inc. (“Sturgeon Electric”).  In connection with the establishment of these operations, MYR acquired equipment and personnel from an existing operation of NORCON, Inc. (“NORCON”), a subsidiary of CH2M HILL.  Following this transfer, Sturgeon Electric will continue to provide services to NORCON, as needed, and also will provide electrical and communications services for other customers in Alaska.

MYR’s press release announcing the establishment of district operations in Alaska is attached hereto as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

99.1        MYR Group Inc. Press Release, dated September 3, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYR GROUP INC.

Dated: September 3, 2013	By:	/s/ Gerald B. Engen, Jr.
Name: Gerald B. Engen, Jr. Title: Senior Vice President, Chief Legal Officer and Secretary